================================================================================

                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) / /

                                   ----------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                                   ----------
                       UNION PACIFIC RESOURCES GROUP INC.
               (Exact name of obligor as specified in its charter)

Utah                                                         13-2647483
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

801 Cherry Street
Fort Worth, Texas                                            76102
(Address of principal executive offices)                     (Zip code)

                          Union Pacific Resources Inc.
               (Exact name of obligor as specified in its charter)

Alberta, Canada                                              98-0186874
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

400, 425-1st Street S.W.
Calgary, Alberta, Canada                                      T2P4V4
(Address of principal executive offices)                     (Zip code)

                               UPR Capital Company
               (Exact name of obligor as specified in its charter)

Nova Scotia, Canada                                          Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

400, 425-1st Street S.W.
Calgary, Alberta, Canada                                     T2P4V4
(Address of principal executive offices)                     (Zip code)

                                   ----------
                                 Debt Securities
                       (Title of the indenture securities)

================================================================================

1. General information. Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

------------------------------------------------------------------------
          Name                                        Address
------------------------------------------------------------------------

Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y. 10045

Federal Deposit Insurance Corporation       Washington, D.C. 20429

New York Clearing House Association         New York, New York 10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of April, 1999.

                                        THE BANK OF NEW YORK

                                        By:      /s/REMO J. REALE
                                           --------------------------------
                                            Name:  REMO J. REALE
                                            Title: ASSISTANT VICE PRESIDENT

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of April, 1999.

                                        THE BANK OF NEW YORK

                                        By:      /s/REMO J. REALE
                                           --------------------------------
                                            Name:  REMO J. REALE
                                            Title: ASSISTANT VICE PRESIDENT

                                                                      Exhibit 7
                                                                      ---------

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                             Dollar Amounts
                                                                                               in Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.                                          $ 3,951,273
   Interest-bearing balances..........................                                            4,134,162
Securities:
   Held-to-maturity securities........................                                              932,468
   Available-for-sale securities......................                                            4,279,246
Federal funds sold and Securities purchased under
   agreements to resell...............................                                            3,161,626
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income.................................37,861,802
   LESS: Allowance for loan and
     lease losses..............................619,791
   LESS: Allocated transfer risk
     reserve.....................................3,572
   Loans and leases, net of unearned income,
     allowance, and reserve...........................                                           37,238,439
Trading Assets........................................                                            1,551,556
Premises and fixed assets (including capitalized
   leases)............................................                                              684,181
Other real estate owned...............................                                               10,404
Investments in unconsolidated subsidiaries and
   associated companies...............................                                              196,032
Customers' liability to this bank on acceptances
   outstanding........................................                                              895,160
Intangible assets.....................................                                            1,127,375
Other assets..........................................                                            1,915,742
                                                                                                -----------
Total assets..........................................                                          $60,077,664
                                                                                                ===========
LIABILITIES
Deposits:
   In domestic offices................................                                          $27,020,578
   Noninterest-bearing......................11,271,304
   Interest-bearing.........................15,749,274
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs...........................                                           17,197,743
   Noninterest-bearing.........................103,007
   Interest-bearing.........................17,094,736
Federal funds purchased and Securities sold under
   agreements to repurchase...........................                                            1,761,170
Demand notes issued to the U.S.Treasury...............                                              125,423
Trading liabilities...................................                                            1,625,632
Other borrowed money:
   With remaining maturity of one year or less........                                            1,903,700
   With remaining maturity of more than one year
     through three years..............................                                                    0
   With remaining maturity of more than three years...                                               31,639
Bank's liability on acceptances executed and
   outstanding........................................                                              900,390
Subordinated notes and debentures.....................                                            1,308,000
Other liabilities.....................................                                            2,708,852
                                                                                                -----------
Total liabilities.....................................                                           54,583,127
                                                                                                -----------

EQUITY CAPITAL
Common stock..........................................                                            1,135,284
Surplus...............................................                                              764,443
Undivided profits and capital reserves................                                            3,542,168
Net unrealized holding gains (losses) on
   available-for-sale securities......................                                               82,367
Cumulative foreign currency translation adjustments...                                              (29,725)
                                                                                                -----------
Total equity capital..................................                                            5,494,537
                                                                                                -----------
Total liabilities and equity capital..................                                          $60,077,664
                                                                                                ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni     \
Gerald L. Hassell    ] Directors
Alan R. Griffith    /

--------------------------------------------------------------------------------